RYDEX | SGI FUNDS

Rydex ETF Trust

Rydex Variable Trust

Supplement dated January 3, 2011 to the currently effective Prospectuses and Statements of Additional Information for the above listed Trusts and each of their series (the “Rydex Funds”):

Effective January 3, 2011, Rydex Advisors II, LLC, the Rydex Funds’ investment adviser will be merged with and into Security Investors, LLC, which will operate under the name Rydex Investments. Also, effective on or about January 14, 2011, Security Global Investors, LLC, the sub-adviser to the International Long Short Select Fund, a series of the Rydex Variable Trust, will be merged with and into Security Investors, LLC.

The foregoing internal restructuring is not expected to affect the investment advisory services rendered to the Rydex Funds, which will continue to be managed on a day-to-day basis by the same teams of portfolio managers. The investment philosophies, strategies, and processes of the Rydex Funds also will remain the same.

In order to implement the restructuring, technical amendments were made to the Rydex Funds’ investment advisory agreements with Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.), in order to reflect the change of the identity of the investment adviser. No other changes will be made to the investment advisory agreements of the Rydex Funds, and the fees and expenses of the Rydex Funds will remain the same.

Effective on or about January 17, 2011, the RYDEX | SGI office will be moved to Four Irvington Centre, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

Please Retain This Supplement For Future Reference